                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                     MUNIYIELD MICHIGAN INSURED FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                      MUNIVEST MICHIGAN INSURED FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                               -----------------
                 NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS
                              -------------------
                               SEPTEMBER 11, 1997

TO THE STOCKHOLDERS OF MUNIVEST MICHIGAN INSURED FUND, INC.:

    Notice is hereby given that the 1997 Annual Meeting of Stockholders (the "Meeting") of MuniVest Michigan Insured Fund, Inc. (the "Fund") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, September 11, 1997 at 9:15 a.m. for the following purposes:

        (1) To elect a Board of Directors to serve for the ensuing year;

        (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year; and

        (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on July 15, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

    A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after August 25, 1997, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                            By Order of the Board of Directors
                                            PATRICK D. SWEENEY
                                            SECRETARY

Plainsboro, New Jersey
Dated: July 31, 1997

                                PROXY STATEMENT
                              -------------------
                      MUNIVEST MICHIGAN INSURED FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                               -----------------
                      1997 ANNUAL MEETING OF STOCKHOLDERS
                              -------------------
                               SEPTEMBER 11, 1997
                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MuniVest Michigan Insured Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 1997 Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, September 11, 1997 at 9:15 a.m. The approximate mailing date of this Proxy Statement is July 31, 1997.

    All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted FOR the election of the Board of Directors to serve for the ensuing year, and FOR the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

    The Board of Directors has fixed the close of business on July 15, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of July 15, 1997, the Fund had outstanding 7,379,969 shares of common stock, par value $.10 per share ("Common Stock"), and 2,000 shares of auction market preferred stock, par value $.05 per share and liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon ("AMPS"). To the knowledge of the Fund, as of July 15, 1997, no person is the beneficial owner of more than five percent of the outstanding shares of Common Stock or more than five percent of the outstanding AMPS.

    The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1. ELECTION OF DIRECTORS

    At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

        (1) All such proxies of the holders of AMPS, voting separately as a class, in favor of the two (2) persons designated as Directors to be elected by holders of AMPS; and

        (2) All such proxies of the holders of AMPS and Common Stock, voting together as a single class, in favor of the four (4) persons designated as Directors to be elected by holders of AMPS and Common Stock.

    The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

    Certain information concerning the nominees, including their designated classes, is set forth below:

TO BE ELECTED BY HOLDERS OF AMPS, VOTING SEPARATELY AS A CLASS:

                                                                                                           SHARES
                                                                                                        BENEFICIALLY
                                                                                                          OWNED AT
                                                                                                       JULY 15, 1997
                                                       PRINCIPAL OCCUPATIONS                     --------------------------
                                                      DURING PAST FIVE YEARS         DIRECTOR       COMMON
   NAME AND ADDRESS OF NOMINEE          AGE         AND PUBLIC DIRECTORSHIPS(1)        SINCE         STOCK         AMPS
----------------------------------      ---      ---------------------------------  -----------  -------------  -----------
Donald Cecil(1)(2)................          70   Special Limited Partner of               1993             0             0
  Cumberland Associates                            Cumberland Partners (an
  1114 Avenue of the Americas                      investment partnership) since
  New York, New York 10036                         1982; Member of Institute of
                                                   Chartered Financial Analysts;
                                                   Member and Chairman of
                                                   Westchester County (N.Y.) Board
                                                   of Transportation.
M. Colyer Crum(1)(2)..............          65   Currently James R. Williston             1993             0             0
  Soldiers Field Road                              Professor of Investment
  Boston, Massachusetts 02163                      Management Emeritus, Harvard
                                                   Business School; James R.
                                                   Williston Professor of
                                                   Investment Management, Harvard
                                                   Business School, from 1971 to
                                                   1996; Director of Cambridge
                                                   Bancorp, Copley Properties,
                                                   Inc. and Sun Life Assurance
                                                   Company of Canada.

TO BE ELECTED BY HOLDERS OF AMPS AND COMMON STOCK, VOTING TOGETHER AS A SINGLE CLASS:

                                                                                                           SHARES
                                                                                                        BENEFICIALLY
                                                                                                          OWNED AT
                                                                                                       JULY 15, 1997
                                                       PRINCIPAL OCCUPATIONS                     --------------------------
                                                      DURING PAST FIVE YEARS         DIRECTOR       COMMON
   NAME AND ADDRESS OF NOMINEE          AGE         AND PUBLIC DIRECTORSHIPS(1)        SINCE         STOCK         AMPS
----------------------------------      ---      ---------------------------------  -----------  -------------  -----------
Edward H. Meyer(1)(2).............          70   President of Grey Advertising            1993             0             0
  Grey Advertising Inc.                          Inc. since 1968, Chief Executive
  777 Third Avenue                                 Officer since 1970 and Chairman
  New York, New York 10017                         of the Board of Directors since
                                                   1972; Director of The May
                                                   Department Stores Company,
                                                   Bowne & Co., Inc. (financial
                                                   printers), Ethan Allen
                                                   Interiors, Inc. and Harman
                                                   International Industries, Inc.
Jack B. Sunderland(1)(2)..........          68   President and Director of                1993             0             0
  P.O. Box 7                                     American Independent Oil Company,
  West Cornwall, Connecticut 06796                 Inc. (an energy company) since
                                                   1987; Member of Council on
                                                   Foreign Relations since 1971.
J. Thomas Touchton(1)(2)..........          58   Managing Partner of The Witt-            1993             0             0
  Suite 3405                                       Touchton Company and its
  One Tampa City Center                            predecessor, The Witt Co. (a
  Tampa, Florida 33602                             private investment partnership)
                                                   since 1972; Trustee Emeritus of
                                                   Washington and Lee University;
                                                   Director of TECO Energy Inc.
                                                   (an electric utility holding
                                                   company).
Arthur Zeikel(1)*.................          65   President of Fund Asset                  1993             0             0
  800 Scudders Mill Road                           Management, L.P. ("FAM") since
  Plainsboro, New Jersey 08536                     1977; President of MLAM since
                                                   1977; President and Director of
                                                   Princeton Services, Inc.
                                                   ("Princeton Services") since
                                                   1993; Executive Vice President
                                                   of Merrill Lynch & Co., Inc.
                                                   ("ML & Co.") since 1990;
                                                   Director of Merrill Lynch Funds
                                                   Distributor, Inc. ("MLFD")
                                                   since 1977.

------------------------------
(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See "Compensation of Directors and Officers" below.

(2) Member of the Audit Committee of the Board of Directors.
 * Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund.

    COMMITTEES AND BOARD OF DIRECTORS' MEETINGS. The Board of Directors has a standing Audit Committee that consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

    During the fiscal year ended October 31, 1996, the Board of Directors held four meetings and the Audit Committee held four meetings. All of the Directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which they served during such period.

    COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

    Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (I.E., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except that Patrick D. Sweeney inadvertently failed to file a timely report on Form 3 to disclose his appointment as an officer of the Fund.

    INTERESTED PERSONS. The Fund considers Mr. Zeikel to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the President of FAM and MLAM.

    COMPENSATION OF DIRECTORS AND OFFICERS. FAM, the Fund's investment adviser, pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML & Co. or its subsidiaries. The Fund pays each Director not affiliated with the investment adviser a fee of $2,500 per year plus $250 per regular meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee a fee of $500 per year plus $125 per meeting attended, together with such Director's out-of-pocket expenses relating to attendance at meetings. These fees and expenses aggregated $23,146 for the fiscal year ended October 31, 1996.

    The following table sets forth, for the fiscal year ended October 31, 1996, compensation paid by the Fund to the non-affiliated Directors, and for the calendar year ended December 31, 1996, the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLAM ("FAM/ MLAM Advised Funds") to the non-affiliated Directors.

                                                             PENSION OR RETIREMENT    AGGREGATE COMPENSATION FROM
                                                              BENEFITS ACCRUED AS          FUND AND FAM/MLAM
                                             COMPENSATION            PART                ADVISED FUNDS PAID TO
NAME OF DIRECTOR                               FROM FUND       OF FUND EXPENSES                DIRECTORS
-------------------------------------------  -------------  -----------------------  -----------------------------
Donald Cecil(1))                               $   4,500                None                  $   268,933
M. Colyer Crum(1)                              $   4,500                None                  $   117,600
Edward H. Meyer(1)                             $   4,500                None                  $   227,933
Jack B. Sunderland(1)                          $   4,500                None                  $   128,100
J. Thomas Touchton(1)                          $   4,500                None                  $   128,100

------------------------------

(1) In addition to the Fund, the Directors serve on the Boards of other FAM/MLAM Advised Funds as follows: Mr. Cecil (32 registered investment companies consisting of 32 portfolios); Mr. Crum (14 registered investment companies consisting of 14 portfolios); Mr. Meyer (32 registered investment companies consisting of 32 portfolios); Mr. Sunderland (17 registered investment companies consisting of 29 portfolios); and Mr. Touchton (17 registered investment companies consisting of 29 portfolios).

    OFFICERS OF THE FUND. The Board of Directors has elected eight officers of the Fund. The following sets forth information concerning each of these officers:

                                                                                                                    OFFICER
NAME AND PRINCIPAL OCCUPATION                                                     OFFICE                 AGE         SINCE
--------------------------------------------------------------------------------  -----------------      ---      -----------
Arthur Zeikel...................................................................  President                  65         1993
  President of FAM since 1977; President of MLAM since 1977; President and
  Director of Princeton Services since 1993; Executive Vice President of ML &
  Co. since 1990; Director of MLFD since 1997.
Terry K. Glenn..................................................................  Executive Vice             56         1993
  Executive Vice President of FAM and MLAM since 1983; Executive Vice President   President
  and Director of Princeton Services since 1993; President of MLFD since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P.
  since 1988.
Vincent R. Giordano.............................................................  Vice President             52         1993
  Senior Vice President of FAM and MLAM since 1984; Senior Vice President of
  Princeton Services since 1993.
Kenneth A. Jacob................................................................  Vice President             45         1993
  Vice President of FAM and MLAM since 1984.
Fred K. Stuebe..................................................................  Vice President             46         1989
  Vice President of MLAM since 1989.
Donald C. Burke.................................................................  Vice President             36         1993
  Vice President and Director of Taxation of MLAM since 1990.
Gerald M. Richard...............................................................  Treasurer                  47         1993
  Senior Vice President and Treasurer of FAM and MLAM since 1984; Senior Vice
  President and Treasurer of Princeton Services since 1993; Treasurer of MLFD since 1984 and Vice President since 1981.
Patrick D. Sweeney..............................................................  Secretary                  43         1997
  Vice President of MLAM since 1990.

    STOCK OWNERSHIP. At July 15, 1997, the Directors and officers of the Fund as a group (13 persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Zeikel, a Director and officer of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

                   ITEM 2. SELECTION OF INDEPENDENT AUDITORS

    The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ("D&T"), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of D&T in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

    D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for most other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above, in its evaluation of the independence of D&T with respect to the Fund.

    Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                             ADDITIONAL INFORMATION

    The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

    In order to obtain the necessary quorum at the Meeting (I.E., a majority of the shares of each class of the Fund's securities entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

    All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Director nominees and "FOR" the ratification of D&T as independent auditors.

    The Directors are to be elected by class vote, two Directors being elected by the holders of AMPS voting separately as a class and the remaining Directors by the holders of AMPS and Common Stock, voting together as a single class. At a meeting at which a quorum is duly constituted, (i) the affirmative vote of a majority of the votes cast by the holders of AMPS, voting separately as a class in person or by proxy, is required for the election of the two (2) persons designated as Directors to be elected by the holders of AMPS (Item 1); (ii) the affirmative vote of a majority of the votes cast by the holders of AMPS and Common Stock, voting as a single class in person or by proxy, is required for the election of the remaining Directors (Item 1);

and (iii) the proposal to ratify the selection of the Fund's independent auditors (Item 2) may be approved by the affirmative vote of a majority of the votes cast by the holders of Common Stock and AMPS, voting together as a single class in person or by proxy.

    Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned to the Fund but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for purposes of a quorum. Merrill Lynch has advised the Fund that it intends to exercise discretion over the shares held in its name for which no instructions have been received by voting such shares on Items 1 and 2 in the same proportion as it has voted shares for which it has received instructions. Abstentions and broker non-votes will not be counted as votes cast and therefore will have no effect on the vote on either Item 1 or Item 2.

ADDRESS OF INVESTMENT ADVISER

    The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

    The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 1996 to any stockholder upon request. Such requests should be directed to MuniVest Michigan Insured Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Patrick D. Sweeney, or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS

    If a stockholder intends to present a proposal at the 1998 Annual Meeting of Stockholders of the Fund, which is anticipated to be held in September 1998, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by March 31, 1998.

                                            By Order of the Board of Directors
                                            PATRICK D. SWEENEY
                                            SECRETARY

Dated: July 31, 1997

                                                               COMMON STOCK

                     MUNIVEST MICHIGAN INSURED FUND, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                                   P R O X Y

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                                 OF DIRECTORS

                The undersigned hereby appoints Arthur Zeikel, Terry
            K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniVest Michigan Insured Fund, Inc. (the "Fund") held of record by the undersigned on July 15, 1997 at the annual meeting of stockholders of the Fund to be held on September 11, 1997 or any adjournment thereof.

                THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN
            THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
            STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                    (Continued and to be signed on the reverse side)

PLEASE MARK BOXES / / OR /X/ IN BLUE OR BLACK INK.

1.         ELECTION OF DIRECTORS  FOR all nominees listed below          WITHHOLD AUTHORITY
                                  (except as marked to the contrary      to vote for all nominees listed
                                  below)  / /                            below  / /
           (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
           THE NOMINEE'S NAME IN THE LIST BELOW.)
           EDWARD H. MEYER, JACK B. SUNDERLAND, J. THOMAS TOUCHTON AND ARTHUR ZELKEL
2.         Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the
           Fund to serve for the current fiscal year.
           FOR  / /        AGAINST  / /        ABSTAIN  / /
3.         In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                               Please sign exactly as name
                                               appears hereon. When shares are
                                               held by joint tenants, both
                                               should sign. When signing as
                                               attorney or as executor,
                                               administrator, trustee or
                                               guardian, please give full title
                                               as such. If a corporation, please
                                               sign in full corporate name by
                                               president or other authorized
                                               officer. If a partnership, please
                                               sign in partnership name by
                                               authorized persons.
                                               Dated: ____________________, 1997
                                               X _______________________________
                                                           Signature
                                               X _______________________________
                                                  Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                             AUCTION MARKET
                                                             PREFERRED STOCK

                     MUNIVEST MICHIGAN INSURED FUND, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                                   P R O X Y

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                                 OF DIRECTORS

                The undersigned hereby appoints Arthur Zeikel, Terry
            K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniVest Michigan Insured Fund, Inc. (the "Fund") held of record by the undersigned on July 15, 1997 at the annual meeting of stockholders of the Fund to be held on September 11, 1997 or any adjournment thereof.

                THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN
            THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
            STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                    (Continued and to be signed on the reverse side)

PLEASE MARK BOXES / / OR /X/ IN BLUE OR BLACK INK.

1.         ELECTION OF DIRECTORS  FOR all nominees listed below          WITHHOLD AUTHORITY
                                  (except as marked to the contrary      to vote for all nominees listed
                                  below)  / /                            below  / /
           (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
           THE NOMINEE'S NAME IN THE LIST BELOW.)
           DONALD CECIL, M. COLYER CRUM, EDWARD H. MEYER, JACK B. SUNDERLAND, J. THOMAS TOUCHTON AND
           ARTHUR ZELKEL
2.         Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the
           Fund to serve for the current fiscal year.
           FOR  / /        AGAINST  / /        ABSTAIN  / /
3.         In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.
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                                               Please sign exactly as name
                                               appears hereon. When shares are
                                               held by joint tenants, both
                                               should sign. When signing as
                                               attorney or as executor,
                                               administrator, trustee or
                                               guardian, please give full title
                                               as such. If a corporation, please
                                               sign in full corporate name by
                                               president or other authorized
                                               officer. If a partnership, please
                                               sign in partnership name by
                                               authorized persons.
                                               Dated: ____________________, 1997
                                               X _______________________________
                                                           Signature
                                               X _______________________________
                                                  Signature, if held jointly
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.